UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 12, 1998
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                                 BACOU USA, INC.
                            -------------------------

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                -----------------

                 (State or other jurisdiction of incorporation)

         0-28040                                         05-0470688
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 (Commission file number)                  (IRS Employer Identification Number)

                   10 Thurber Boulevard, Smithfield, RI 02917
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-233-0333
                                -----------------



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Item 5.  OTHER EVENTS

     (a) On October 12, 1998, Bacou USA, Inc. (the "Company") issued a Press Release announcing its earnings for the third quarter of 1998 and for nine months year to date.

(b)       Exhibits

         Item 601
         Exhibit                            Exhibit Title
         -----------                        ---------------

         Exhibit 99                         Press Release



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         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BACOU USA, INC.
                                           Registrant



                                           By:/s/Philip B. Barr
                                              -----------------------------
                                                 Philip B. Barr
                                                 Executive Vice President and
                                                 Chief Financial Officer

         Dated:  October 14, 1998